Employee Benefit Plans	12 Months Ended
Jan. 31, 2017
Postemployment Benefits [Abstract]
Employee Benefit Plans

(12) Employee Benefit Plans

Our salaried and certain hourly employees are eligible to participate in our sponsored, defined contribution plans. Total expense recorded in selling, general and administrative costs for our portion of these plans was $2.7 million, $3.0 million and $3.2 million for the fiscal years ended January 31, 2017, 2016 and 2015, respectively.

We have a deferred compensation plan for certain management employees, however the plan was suspended during the fiscal year ended January 31, 2015. Participants could elect to defer up to 25% of their salaries and up to 50% of their bonuses to the plan. Matching contributions, and the vesting period of those contributions, were established at our discretion. Employee deferrals are vested at all times. The total amount deferred, including matching, for the fiscal year ended January 31, 2015 was $0.2 million. The total liability for deferred compensation was $5.1 million and $6.3 million as of January 31, 2017 and 2016, respectively. These liabilities are primarily included in other non-current liabilities, except for those amounts due in the next twelve months, which are recorded in accrued compensation in the Consolidated Balance Sheet.

We contribute to a number of multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that cover our union-represented employees. The risks of participating in these multiemployer plans are different from single-employer plans in the following aspects:

•	assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers;
•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and
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if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

In accordance with accounting guidance, we evaluated each of our multiemployer plans to determine if any were individually significant. The evaluation was based on the following criteria:

•	the total employees participating in the multiemployer plan compared to the total employees covered by the plan;
•	the total contributions to the multiemployer plan as a percentage of the total contributions to the plan by all participating employers; and
•	the amount of potential liability that could be incurred due to our withdrawal from the multiemployer plan, underfunded status of the plan or other participating employers’ withdrawal from the plan.

As of January 31, 2017 and 2016, we did not participate in multiemployer plans that would be considered individually significant.

We make contributions to these multiemployer plans equal to the amounts accrued for pension expense. Total contributions and union pension expense for these plans was $1.9 million, $2.1 million and $1.9 million for the fiscal years ended January 31, 2017, 2016 and 2015, respectively. Information regarding assets and accumulated benefits of these plans has not been made available to us.

We also provide supplemental retirement benefits to a former chief executive officer. Benefits are computed based on the compensation earned during the highest five consecutive years of employment reduced for a portion of Social Security benefits and an annuity equivalent of his defined contribution plan balance. We do not contribute to the plan or maintain any investment assets related to the expected benefit obligation. We have recognized the full amount of our actuarially determined pension liability. The current portion recognized in our Consolidated Balance Sheets as other accrued expenses was $0.3 million as of January 31, 2017 and 2016. The long-term portion recognized in our Consolidated Balance Sheets as of January 31, 2017 and 2016 was $5.1 million and $5.2 million, respectively, as other non-current liabilities. Net periodic pension cost (benefit) of the supplemental retirement benefits for the fiscal years ended January 31, 2017, 2016 and 2015 was $0.2 million, ($0.4) million and $1.3 million, respectively.